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                                OPTION AGREEMENT

         THIS AGREEMENT is dated as of the 24th day of June, 1999.


BETWEEN:
                          Sandy Bryden,
                          of 12 Allan Place in Ottawa in the province of Ontario

                          (hereinafter referred to as the "Optionee")

AND:
                          E-Cruiter.com Inc.,
                          a corporation incorporated under the laws of Canada

                          (hereinafter referred to as the "Optionor")

WHEREAS:

  The Optionor desires to grant to the Optionee an Option to purchase Shares on the terms and conditions set out herein.

         NOW THEREFORE in consideration of the premises and the mutual covenants herein and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the parties hereto covenant and agree as follows:

1.       DEFINITIONS
         In this Agreement and the recitals hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

          (a) "Agreement", "hereto", "herein", "hereof", "hereunder" and similar expressions refer to this Option Agreement and not any particular paragraph or any particular portion of this agreement;

          (b)  "Option" means the option granted to the Optionee under Section
               2.1;

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          (c)  "Option Notice" means a notice given by the Optionee to the
               Optionor indicating that the Optionee is exercising the Option in whole or in part;

          (d) "Option Price" means $ 0.50 per Optioned Share purchased by the Optionee under this Agreement;

          (e)  "Optioned Shares" means 100,000 Shares;

          (f) "Shares" means the Class D special shares of the Optionor as currently constituted; and

          (g)  "Termination Date" means June 24, 2001 .

2.       OPTION
         2.1 The Optionor hereby grants to the Optionee an irrevocable option (the "Option") to purchase the Optioned Shares at the Option Price, subject to the terms and provisions of this Agreement.

         2.2 The Option may be exercised in whole or in part at any time and from time to time up to and including the Termination Date in respect of the Optioned Shares at the Option Price. The Option may be exercised by the Optionee giving to the Optionor an Option Notice accompanied by a certified cheque or bank draft representing the Option Price in respect of the Optioned Shares for which the Option is being exercised.

         2.3 If the Shares are changed by way of being classified or reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise,

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                  or if the Optionor amalgamates, the Option Price and the type of security to be delivered to the Optionee upon exercise of the Option in whole or in part shall be adjusted accordingly, in all cases so that the Optionee shall receive the same number and type of securities as would have resulted from such change if the Option or the remaining part thereof had been exercised before the date of the change.

         2.4 The Optionor hereby represents and warrants that all necessary corporate action has been taken to permit some or all of the Optioned Shares to be validly issued to the Optionee and recorded on the books of the Optionor in the name of the Optionee or its nominee upon exercise of the Option in whole or in part in accordance with the terms and conditions of this Agreement.

         2.5 The Optionor will, at all times prior to the Termination Date, reserve and keep available such number of its Shares as will be sufficient to satisfy the requirements of this Agreement.

         2.6 The Optionor acknowledges that the grant of the Option and/or the issue of Shares hereunder may be subject to regulatory authority.

3.       GENERAL
         3.1      Sections and Headings
         The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         3.2      Time Periods
         When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded.



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         3.3      Extended Meanings
         Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

         3.4      Canadian Dollars
         Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in Canadian dollars.

         3.5      Amendments and Waivers
         No modification, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

         3.6      Severability
         Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provision, Article, Section, subsection and the invalidity or unenforceability of any one or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not affect the validity or enforceability of the remaining covenants, provisions, Articles, Sections, subsections and subdivisions hereof.

         3.7      Time of Essence
         Time shall be of the essence of this Agreement.



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         3.8      Notices
         Any notice or other written communication required or permitted hereunder shall be in writing and:

                  3.8.1 delivered personally to the party or, if the party is a corporation, an officer of the party to whom it is directed;

                  3.8.2 sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing there exists an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or

                  3.8.3    sent by confirmed telecopier.

         3.9 All such notices shall be addressed to the party to whom it is directed at the following addresses:

                  if to :                          12 Allan Place
                  by mail or personal delivery:    Ottawa, ON
                                                   K2S 3T1

                  Attention:                       Sandy Bryden


                  if to :                          E-Cruiter.com Inc.
                  by mail or personal delivery:    360 Albert Street, Suite 1510
                                                   Ottawa, ON K1R 7X7

                  Attention:                       Jeff Potts
                  by facsimile:                    613-236-1541



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                  Any such notice or other written communication shall, if
                  mailed as aforesaid be effective three (3) days from the date of posting; if given by telecopier, shall be effective on the first business day after the sending thereof; and if given by personal delivery shall be effective on the day of delivery.

                  Either party may at any time change its address by giving notice of such change of address to the other party in the manner specified in this paragraph.

         3.10     Enurement
         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, heirs, successors, executors, administrators and permitted assigns.

         3.11     Assignment
         Neither of the parties hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party hereto.

         3.12     Entire Agreement
         This Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no other warranties, agreements or representations between the parties except as expressly set forth herein.

         3.13     Proper Law
         This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.



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         3.14     Counterparts
         This Agreement may be executed in several counterparts, each of which together shall constitute one and the same instrument.

         3.15     Facsimile
         The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of the Agreement bearing original signature forthwith upon demand.

         3.16     Further Assurances
         The parties hereto shall do all further acts and things and execute all further documents reasonably required in the circumstances to effect the provisions and intent of this Agreement.

         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first set forth above.



         SIGNED, SEALED AND DELIVERED


                                  SANDY BRYDEN

                                  ______________________________________________



                                  E-CRUITER.COM INC.

                                  Per: _________________________________________
                                  Title: